UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 22, 2008
CSB Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Ohio	0-21714	34-1687530

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

91 North Clay Street, P.O. Box 232,
Millersburg, Ohio		44654
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (330) 674-9015
Not Applicable
(Former Name or former address if changed since last report)
Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On July 22, 2008 CSB Bancorp, Inc. issued a press release announcing its earnings for the three month period ended June 30, 2008. A copy of this press release and related financial tables are furnished herein as Exhibit 99.1. A copy of the shareholders’ brochure is furnished as Exhibit 99.2.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     ( c ) Exhibits
99.1 Press release and Quarterly Report for CSB Bancorp, Inc. for the quarter ended June 30, 2008.
99.2 Shareholder brochure for CSB Bancorp, Inc. Quarterly Report for the quarter ended June 30, 2008.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.
	By:	/s/ Paula J. Meiler
Paula J. Meiler
Date: July 22, 2008		Senior Vice President and Chief Financial Officer